CONVERTIBLE DEBENTURES (Details) - Fair value of the Convertible Debenture Warrant - 8% Convertible Debenture Warrant [Member]	Nov. 11, 2013 USD ($) $ / shares shares
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Stock price on valuation date (in Dollars per share)	$ 5.00
Exercise price (in Dollars per share)	$ 9.45
Discount for lack of marketability	22.00%
Term (years)	3 years
Expected volatility	102.80%
Weighted average risk-free interest rate	0.60%
Number of warrants (in Shares) | shares	369,979
Aggregate fair value (in Dollars) | $	$ 740,000